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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2004

EQUIFAX INC.
(Exact name of registrant as specified in its charter)

Georgia (State or other jurisdiction of incorporation)	1-6605 (Commission File Number)	58-0401110 (I.R.S. Employer Identification No.)
1550 Peachtree Street, N.W. Atlanta, Georgia (Address of principal executive offices)	30309 (Zip Code)

Registrant's telephone number, including area code: (404) 885-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

    Exhibit 99.1    Press release issued by Equifax Inc. on July 22, 2004.

Item 9. Regulation FD Disclosure

        Equifax Inc. is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition," under this Item 9.

        On July 22, 2004, Equifax Inc. issued a press release relating to its financial results for the three month and six month periods ended June 30, 2004. A copy of the text of the press release is attached as Exhibit 99.1 hereto and incorporated by reference into this Item 9 and into Item 12. The information in Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.
By:	/s/ DONALD T. HEROMAN Name: Donald T. Heroman Title: Chief Financial Officer

Dated: July 22, 2004

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Exhibit Index

        The following exhibit is being filed with this report:

Exhibit No.	Description
99.1	Press release issued by Equifax Inc. on July 22, 2004.

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index